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                                                                   Exhibit 10.20

[GRAPHIC]                                               /s/ K. Rama chandravathi
                                                          K. RAMA CHANDRAVATHI

                                   LEASE DEED

This Lease Deed ("Lease") is made and executed as of the 29th day of September 2003 by and between JVP Soft Private Limited, a Company within the meaning of the Companies Act, 1956 and having its registered office at Plot # 5, Software Units Layout, Madhapur, Hyderabad - 500 081 represented through its authorised signatory, Mr. Jayapal Reddy, Chairman (hereinafter referred to as the "Lessor") which expression shall where the context admits include its successors and assigns of the ONE PART

And

Kanbay Software (India) Private Limited, a Company within the meaning of the Companies Act, 1956 and having its registered office at A-1, Technology Park, MIDC, Talwade, Pune 412 114, represented through its authorised signatory, Mr. Manoj Menon, Vice President thereinafter referred to as the "Lessee") which expression shall where the context admits include its successors and assigns of the OTHER PART.

WHEREAS the Lessor had entered into an Agreement for Sale dated 28th September 1998 with Andhra Pradesh Industrial Infrastructure Corporation Limited (APIIC) for purchase of land admeasuring 1.495 Acres which is equivalent to 7,235.80 Square Yards in Plot No. 5 at Software Unit Layout Phase 1 in Survey No. 64/2 of Madhapur Revenue Village, Serilingampalli Mandal Ranga Reddy District, Andhra Pradesh subject to the establishment of a Software Development Unit on the said land.

                                                                 /s/ Manoj Menon

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AND WHEREAS upon the Lessor establishing the Software Development Unit in terms of the aforementioned Agreement for Sale, APIIC has conveyed the title to the land admeasuring 1.501 Acres equivalent to 7,264.84 square yards situated in Plot No. 5 at Software Units Layout, Phase 1, in Survey no. 64/2 of Madhapur Revenue Village, Serilingampalli Mandal, Ranga Reddy District, Andhra Pradesh to the Lessor through an Absolute Sale Deed dated 31st May 2001 and registered as document no. 3853 of 2001 in the office of the Joint Sub-Registrar -- I, Ranga Reddy District, Andhra Pradesh.

AND WHEREAS the Lessor is the absolute owner of the property located at Plot No. 5, Software Units Layout, Madhapur, Serilingampally Municipality, Ranga Reddy District (the "Property") which is free from all claims and encumbrances.

AND WHEREAS the Lessor and the Lessee wishes to enter into a lease arrangement for the "Demised Premises" as described in Exhibit "C" attached hereto with this Lease Deed for the term and subject to the conditions and agreements herein contained.

NOW THIS DEED OF LEASE WTTNESSETH AS FOLLOWS:

In consideration of the mutual promises and agreements set forth in this Lease Deed together with the Exhibits and any Addenda attached hereto, the Lessor and the Lessee agrees as follows:

SECTION 1.  EXHIBITS.

This Lease together with the Exhibits annexed hereto and hereinafter described, are by reference incorporated herein and made a part hereof as though fully set forth in the text of this Lease. The Exhibits consist of the following:

     Exhibit A - General Terms & Conditions

     Exhibit B - Building Premises, Demised Premises and Demised Room

     Exhibit C - Operating Expenses

     Exhibit D - Definitions

SECTION 2.  DEMISED PREMISES

(a) The Lessor hereby demises and leases unto Lessee, and Lessee does take on lease from the Lessor, the office space admeasuring 14,530 square feet on the First Floor (South Side) of the building situated at # 5, Software Unit Layout morefully described in Exhibit "C" hereunder and herein referred to as the "Demised Premises" together

/s/ Jayapal Reddy                                                /s/ Manoj Menon

                                        b
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     with easements, rights and advantages appurtenant thereof, for setting up their office premises together with the right of the Lessee, its employees, agents, contractors and servants to the use of the Demised Premises.

(b) In consideration of the rent and security deposit to be paid on the part of the Lessee as provided in Section 4 and 5 hereunder respectively and of the covenants and conditions contained in the Exhibits annexed to this lease deed to be observed and performed by the parties hereto, the Lessor doth hereby grant and demise the Demised Premises to the Lessee for carrying out their business including using the Demised Premises for office under the name and title of M/s. Kanbay Software India Private Limited and/or any of the Lessee's subsidiaries/affiliates or any other entity belonging to the Lessee's group of companies pertaining to the business of Information Technology and/or Information Technology Enabled Services (ITES) commencing from 1st January 2004 (hereinafter referred to as the COMMENCEMENT DATE). However, in the event the Lessee is desirous of taking lease of the Demised Premises prior to the commencement date, the Lessor shall grant permission for the same and the terms of this lease deed will commence from such prior date accordingly (hereinafter referred to as the PRIOR COMMENCEMENT DATE). In the case of happening of such an event the occurrence of the prior commencement date shall be intimated by the Lessee to the Lessor in writing and/or in any other media such as facsimile or electronic-mail and the said prior commencement date is hereinafter agreed by both parties to be construed as the commencement date of this lease deed.

(c) Notwithstanding the commencement date mentioned in clause (b) above, the Lessor doth hereby grant and agrees to demise to the Lessee a room admeasuring 650 (six hundred and fifty) square feet being a portion of the Demised Premises more fully described in the Exhibit C hereunder and hereinafter referred to as the "demised room" to be used by the Lessee, inter alia, as the storage for critical computer machinery such as servers and other related equipments commencing from 15th October 2003 (hereinafter referred to as the COMMENCEMENT DATE FOR DEMISED ROOM). However, it is hereby agreed by the parties that for the purpose of calculating the period of the lease for the demised room with respect to termination, enhancement of rent including the conditions thereto and the operating expenses as provided in Sections 3(b), 3(e), 4 and 6 of this lease deed, the commencement date for demised room shall be considered to be the commencement date of this Lease.

SECTION 3.  TERM & TERMINATION

     This Lease and the partie's respective rights, obligations and liabilities hereunder shall be effective from "the commencement date" (hereinafter referred to as "the commencement date for demised room") of the demised room being a portion of the Demised Premises to be leased to the Lessee and from the "commencement date" in terms of the provisions of Section 2 (b) of this Lease for the balance portion of the Demised Premises. The Lessor shall deliver free and vacant possession of the Demised Premises including the demised room to the Lessee on the date of execution

/s/ Jayapal Reddy                                                /s/ Manoj Menon

                                        c
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     of this lease deed and the Lessee shall take possession subject to the
     Lessor providing "Provisional Occupancy Certificate" of the South Wing of the building premises comprising of the Ground Floor, First Floor and Second Floor to be issued by the Municipal Corporation of Hyderabad (MCH) or any other competent authority in this respect on or before 15th November 2003. In the event the Lessor is unable to provide the Occupancy Certificate on or before 15th November 2003, the Lessee shall have the right to suspend the payment of the Rent until the production of the Provisional Occupancy Certificate.

(b) The term of this Lease shall commence from the Commencement Date and ending at 11:59 p.m. on 15th March 2005 (the "Expiration Date"). The Lessee shall have the sole option to renew the lease for further period (s) on the same terms and conditions as mentioned herein subject to an increase in lease rent as mentioned in Section 4 below. However, in the event, the Lessee continues to remain in possession of the Demised Premises only for 3 (three) months after the Expiration Date of this Lease, the increase in Lease Rent will not be applicable. The enhanced Lease Rent will be applicable from 16th March 2005 retrospectively in the event the period of Lease extends beyond the aforementioned 3 (three) months from the Expiration Date of this Lease.

(c) In case, the Lessee intends to renew the lease for further period/s after the Expiration Date of this Lease, it shall do so by issuing a written notice of such intention to the Lessor at least 3 (three) months prior to the expiry of this Lease.

(d) In the event the parties are not desirous of seeking extension of the Lease beyond the initial lease term then the Lessee shall hand over the possession of the Demised Premises in good condition subject to normal wear and tear. The Lessee clearly understands and agrees that the Demised Premises shall at all times be the property of the Lessor and shall not get transferred, at any time or at the end of the term of this Lease, to the Lessee.

(e) The Lessee can terminate this Lease any time after 11.59 p.m. of 14th September 2004 by giving at least three (3) months prior notice, in writing to the Lessor.

(f) Notwithstanding anything contained herein, in the event, either party commits any breach or fails to observe or perform any of the covenants, terms and conditions under this Deed or any exhibits forming part of this Deed the aggrieved party shall have the option to forthwith terminate the Lease. This would be without prejudice to the other legal rights of the aggrieved party in respect of such breach by the party committing such breach.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

                                        d
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SECTION 4   RENT

Commencing on the "Commencement Date" and the "Commencement Date for the Demised Room" respectively, the Lessee covenants and agrees to pay to Lessor a monthly rent as follows:

The Lessee has agreed to pay to the Lessor Rs. 25.00 (Rupees twenty-five only) per square feet per month with effect from the Commencement Date of this Lease and the Commencement Date for Demised Room towards the monthly rent for the Demised Premises and the Demised Room respectively in advance on or before the 15th day of each Lease month for which it is due subject to deduction of tax at source as may be applicable. However upon extension of the lease beyond 3 (three) months from the Expiration Date of this Lease, the monthly rent will be enhanced to Rs. 27.00 (Rupees twenty seven only) per square foot up to 15th March 2006. In the event, the Lessee continues to remain in possession of the Demised Premises only for 3 (three) months after the Expiration Date of this Lease, the increase in Lease Rent will not be applicable. The enhanced Lease Rent will be applicable from the 1st (first) month after the Expiration Date of this Lease retrospectively in the event the period of Lease extends beyond 3 (three) months from the Expiration Date of this Lease.

SECTION 5   SECURITY DEPOSIT

The Lessee agrees to pay and maintain an amount equivalent of four (4) months rent for the Demised Premises as described in section 4 amounting to Rs. 14,53,000.00 (Rupees fourteen lakhs fifty three thousand only) on account of interest free refundable security deposit (hereinafter "IFRSD") in two instalments, the first instalment of Rs. 6,00,000.00 (Rupees six lakhs only) payable on 1st October 2003 and the final instalment of Rs. 8,53,000.00 (Rupees eight lakhs fifty three thousand only) payable on 1st December 2003. The Lessor shall be entitled to adjust the IFRSD against the rent payable for the notice period and the balance (unadjusted) amount of IFRSD shall be refunded to the lessee simultaneously against the handing over of possession of Demised Premises on the expiry or earlier termination of this Lease, as the case may be. However, the Lessee shall pay the lessor, electricity, water and telephone usage charges pertaining to the Demised Premises up to handing over of the Demised Premises.

SECTION 6   OPERATING EXPENSES

(a) The Lessee shall pay the maintenance charges for the said facilities and amenities in proportion to the chargeable area i.e., the area admeasuring 14,530 square feet of the Demised Premises. However, the Lessee shall not be liable to pay the maintenance charges till 15th March 2004. The Lessee shall pay the maintenance charges at the rate of Re. 1.00 (Rupee one only) per square feet of chargeable area of the Demised

/s/ Jayapal Reddy                                                /s/ Manoj Menon

                                        e
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     Premises per month for a period of 6 (six) months commencing from 16th
     March 2004 and at the rate of Rs. 2.00 (Rupees two only) per square feet of chargeable area, i.e., the area admeasuring 14,530 square feet of the Demised Premises per month commencing from 16th September 2004 till the Expiration Date of this Lease. In the event the Lessee continues after the Expiration Date of this Lease, the Lessee shall pay the maintenance charges at the rate of Rs. 3.00 (Rupees three only) per square feet per month upto 15th March 2006. However, the increase in the maintenance charges will not be applicable, in the event, the Lessee continues to remain in possession of the Demised Premises only for 3 (three months) after the Expiration Date of this Lease. The enhanced maintenance charges will be applicable from the 1st (first) month after the Expiration Date of this Lease retrospectively in the event the period of Lease extends beyond 3 (three) months from the Expiration Date of this Lease.

(b) The Lessee shall pay the monthly maintenance fees simultaneously with the lease rent in advance on or before the 15th day of each Lease month for which it is due. The Lessor to bear and pay the maintenance charges over and above the rates mentioned above in respect of the Demised Premises.

IN WITNESS WHEREOF, Lessor and Lessee have read and understood this Lease along with the Exhibits attached and have executed the same in duplicate under seal as of the day and year first above written.


Witnesses/attest as to Lessor:          LESSOR:

1. By     /s/ A Srinivasa Murthy             By     /s/ Jayapal Reddy

   Name   A SRINIVASA MURTHY                 Name   JAYAPAL REDDY

   Title  MANAGER                            Title  CHAIRMAN

2. By     /s/ Nitin Bichala

   Name   NITIN BICHALA

   Title  MANAGER

                                        f
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Witnesses/attest as to Lessee:          LESSEE:

1. By     /s/ Debanjan Banerjee         By     /s/ Manoj Menon

   Name   DEBANJAN BANERJEE             Name   MANOJ MENON

   Title  ASSOCIATE, FOX MANDAL         Title  VICE PRESIDENT
          SOLICITORS & ADVOCATES

2. By     /s/ J. Venkateshwar Rao

   Name   J. VENKATESHWAR RAO

   Title  ADVOCATE

                                        g
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                                   EXHIBIT "A"

                          GENERAL TERMS AND CONDITIONS

                                       TO

                               LEASE DEED BETWEEN
                           JVP SOFT (P) LTD. (Lessor)
                                       AND
                  KANBAY SOFTWARE (INDIA) PVT. LIMITED (Lessee)

  TABLE OF CONTENTS

FACILITIES & AMENETIES .........................................................      3

  GTC-1:       FACILITIES & AMENITIES TO BE PROVIDED BY LESSOR .................      3
  GTC-2:       MAINTENANCE .....................................................      4
  GTC-3:       ELECTRICITY .....................................................      4
  GTC-4:       WATER ...........................................................      5
  GTC-5:       DIESEL GENERATOR SET ............................................      5
  GTC-6:       AIR CONDITIONING ................................................      6
  GTC-7:       CAFETERIA .......................................................      6
  GTC-8:       PARKING .........................................................      6
  GTC-9:       SUSPENSION OF FACILITIES ........................................      7

RENTS, REIMBURSEMENTS, TERM & TERMINATION ......................................      8

  GTC-10:      HOLDING OVER ....................................................      8
  GTC-ll:      RENT ............................................................      8
  GTC-12:      SURRENDER OF DEMISED PREMISES ...................................      9

RULES & REGULATION FOR USE OF PREMISES .........................................     10

  GTC-13:      USE OF PREMISES .................................................     10
  GTC-14:      RULES & REGULATIONS .............................................     11
  GTC-15:      ASSIGNMENT AND SUBLETTING .......................................     11
  GTC-16:      ALTERATIONS .....................................................     12
  GTC-17:      CONDITION OF DEMISED PREMISES ...................................     13
  GTC-18:      FURNITURE AND EQUIPMENT .........................................     13
  GTC-19:      REPAIRS AND INSPECTION ..........................................     13
  GTC-20:      LESSEE'S INSURANCE ..............................................     14
  GTC-21:      CHANGES TO BUILDING SYSTEMS/ LESSEE EQUIPMENT ...................     14
  GTC-22:      DAMAGE TO PROPERTY ..............................................     15
  GTC-23:      FIRE AND OTHER CASUALTY DAMAGE TO DEMISED PREMISES ..............     15

MISCELLANEOUS ..................................................................     16

  GTC-24:      THE LESSOR HEREBY COVENANTS WITH THE LESSEE THAT ................     16
  GTC-25:      WAIVER OF SUBROGATION; INDEMNITY ................................     17
  GTC-26:      DEFAULT OF LESSEE ...............................................     18
  GTC-27:      WAIVER ..........................................................     19
  GTC-28:      CONDEMNATION ....................................................     20
  GTC-29:      RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT LATE PAYMENTS ..........     20
  GTC-30:      NO REPRESENTATION BY LESSOR .....................................     21
  GTC-31:      BROKERS .........................................................     21
  GTC-32:      NOTICES .........................................................     21
  GTC-33:      FINANCING REQUIREMENTS ..........................................     21
  GTC-34:      PEACEFUL ENJOYMENT OF DEMISED PREMISES...........................     21
  GTC-35:      SUCCESSORS AND ASSIGNS ..........................................     22
  GTC-36:      NAME OF PROPERTY ................................................     22
  GTC-37:      SIGNS ...........................................................     22
  GTC-38:      ENTIRE AGREEMENT/ SURVIVAL ......................................     22
  GTC-39:      APPLICABLE LAWS .................................................     22

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
  GTC-40:      EXONERATION .....................................................     22
  GTC-41:      PARTIAL INVALIDITY ..............................................     23
  GTC-42:      ARBITRATION .....................................................     23
  GTC-43:      PRONOUNS ........................................................     23
  GTC-44:      CAPTIONS AND SECTION NUMBERS ....................................     23
  GTC-45:      RECORDING .......................................................     24
  GTC-46:      TIME OF THE ESSENCE .............................................     24
  GTC-47:      STAMP DUTY, REGISTRATION CHARGES AND OTHER EXPENSES .............     24
  GTG-48:      NO PARTNERSHIP ..................................................     24
  GTC-49:      LESSEE'S AUTHORITY ..............................................     24

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                             FACILITIES & AMENETIES

GTC-l:          FACILITIES & AMENITIES TO BE PROVIDED BY LESSOR

The Lessor agrees to provide the following amenities and facilities apart from the super built-up areas described in Exhibit 'A' for which sums mentioned in
Section 4 shall be charged from the Lessee

(a)      Office Space shall provide for

         (i) Air-conditioning units for the Demised Premises as described in GTC-6, Exhibit 'A'

         (ii)   Polished Mosaic Flooring

         (iii)  Provision to connect to the central Fire Alarm system

(b)      Lobby Areas in the Main Building with

         (i)    Air-conditioning

         (ii)   Lighting

         (iii)  Four (4) numbers 13-passenger high speed elevators

         (iv)   Fire alarm system

(c)      Other Utilities and amenities

         (i)    Water for Lavatory purpose

         (ii)   Electrical Sub-station

         (iii) Diesel Generating Set as an alternate source for power supply, full backup power

         (iv) Electrical Load sanction for 1000 KVA for the use of the entire premises

         (v)    Fire Fighting system

         (vi)   Ample Parking Conditions apply, as described in GTC-8. Exhibit
                'A'

/s/ Jayapal Reddy                                                /s/ Manoj Menon

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GTG-2:          MAINTENANCE

(a) The following facilities (but not limited to) shall be provided by the Lessor as part of the Maintenance of the Campus for which the sum defined in Section 6 (of the Lease Deed) as Maintenance Rent shall be charged to the Lessee

         (i) Twenty-Four hour Security Guards at all entry and exit points from the Campus. These security Guards shall perform routine checks for all inward and outward movement of men, material and machinery. The Lessee shall provide for Security at its expense at all entry and exit points of the Office Space.

         (ii) Housekeeping shall be carried out and limited to common areas (Lobbies, Cafeteria, Fire Escape Stairs, Internal Staircases, Parking, Roads, Pathways, Courtyard, fountains & landscape gardens). The Lessee shall carry out housekeeping inside the Office Space.

         (iii) General Pest and rodent Control measures shall be carried out in the common areas and around the Buildings. Lessee shall arrange for carrying out General Pest and rodent control activities inside the Office Space.

         (iv) Civil Maintenance of the structures, roads and pathways shall be carried out from time to time or as and when required to maintain them for regular use. Such maintenance shall normally include waterproofing, painting, plastering, flooring, plumbing etc. The Lessor shall not be responsible for any damages caused to structure by the Lessee. Such damages shall be rectified at the cost of Lessee, to be included as Reimbursements.

         (v) Maintenance of all the Equipment provided by the Lessor as part of facilities and amenities in the Rent. This includes preventive maintenance, routine maintenance, annual maintenance, spares etc. The Lessor will ensure minimum breakdown of the equipment and restore the services at the earliest.

         (vi) Regular maintenance in respect of electrical installations provided by the Lessor as part of facilities and amenities in the Rent. The work generally includes replacement of electrical consumables, replacement of light fittings and consumables etc. The Lessee is responsible for his demised premises.

GTC-3:          ELECTRICITY

         (a) 1000 KVA power supply connection shall be made available for the Building from the electric utility company. The Lessee shall be entitled to power supply proportionate to the area occupied in the Demised Premises allotted in the Building Premises. In case the Lessee requires power in addition to its share of proportionate power supply, the Lessor shall assist and fully co-operate and

/s/ Jayapal Reddy
                procure the required additional power supply from the APTRANSCO or any other government body regulating the same.

         (b) The necessary deposit and charges to provide the power supply connection shall be borne by the Lessor. The Lessee will not be entitled to any income or a share of any income that may be received on such deposits and charges.

         (c) Lessee shall pay Lessor, monthly charges for electricity used in the Demised Premises at a rate equal to the rate which Lessee would otherwise pay for such service if the same were furnished to Lessee by the electric utility company supplying electricity to the Property ("utility's prevailing rate"). Any deposit to be paid to the utility company shall be the sole responsibility of Lessor. The Lessor at its own cost shall provide with separate electricity sub -meter for the Demised Premises during the Lease period.

         (d) Lessor shall have the right, exercisable at any time during the Term, not to charge Lessee for electricity used as hereinbefore provided, and if such right is exercised, Lessee shall thereafter pay all charges for electricity directly to the electric utility company providing such service.

GTC-4:          WATER

(a) 1,50,000 liters per day of water supply will be made available by Lessor from APIIC. In case of intermittent water supply by the APIIC water shall be arranged from alternate sources. In the event the Lessee shall have to arrange for its own water supply the Lessor shall reimburse the expenses incurred by the Lessee for the same. In the event the Lessor fails to do so then the Lessee shall be entitled to deduct the costs incurred for the said installation from the rent payable in the immediate following month(s).

(b) The necessary deposit and charges to provide the water supply connection shall be borne by the Lessor. The Lessee will not be entitled to any income or a share of any income that may be received on such deposits and charges.

GTC-5:          DIESEL GENERATOR SET

     (a) The Lessor shall provide 100 % power back up by 2 X 500 Kva DG sets running in synchronization in case of power failure.

     (b) The total expenditure incurred on purchase of the DG Sets will be borne by the Lessor there will not be separate metering of the same. The usage will be charged as per the prevailing power utility rates and the Lessee shall pay the same to the Lessor.

     (c) Any other expenditure, other than mentioned in GTC-5 (b) above incurred for running or maintenance of the DG Set shall be borne by Lessor.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

GTC-6:          AIR CONDITIONING

(a) Lessor will provide 41.7 Ton Air Condition Equipment of premium quality. The Lessee shall make provision to connect this Equipment to the Lessees source of power so that it can be metered by Lessees electricity sub-meter. The Lessee shall provide and install the connection from the unit at its own cost and means of circulation inside the Office space occupied by the Lessee from the Air-conditioners provided by Lessor, subject to scrutiny and confirmation of technical parameters by Lessor. The Lessor is not obliged to provide the circulation network within the Office Space occupied by the Lessee. The Lessee is at liberty to use the Air Conditioning equipment provided by the Lessor at any time as per his convenience.

GTC-7:          CAFETERIA

(a) The Lessor shall provide for a common cafeteria for all the occupants of the Campus with the following facilities

         (i)    Four (4) numbers 13-passenger high speed lifts

         (ii)   Air-conditioning

         (iii)  Furniture

         (iv)   Kitchen Equipment

         (v)    Cutlery & Crockery

(b) The Cafeteria is a self-service facility where disposal of used plates and glasses shall be done by the users.

(c) The Lessee will pay for the consumption of food & beverages directly to the cafeteria management at rates mutually agreed upon by the Lessee and Cafeteria Management. The Lessor will not be responsible for determination of the terms of provision of food and beverages at the cafeteria by the Cafeteria Management.

(d) The Cafeteria shall be used for the purpose of consumption of food & beverages only. The Lessee shall not utilize the cafeteria to conduct any meetings, discussions or any other group or individual activity without the prior consent of the Lessor.

(e) If the Cafeteria is required for some meetings/parties by the Lessee prior permission from the Lessor should be obtained. Such meetings shall be held only at times when cafeteria is not being used. The Lessee agrees to pay the Lessor for such use at mutually agreed rates.

GTC-8:          PARKING

(a) The Lessor shall provide for common covered parking area to accommodate one (1) car for every 750 SFT leased by the Lessee at no additional cost. At the current time the

/s/ Jayapal Reddy

         Lessee is leasing 14,530 square feet, therefore the Lessee is entitled for parking nineteen (19) cars. The Lessor reserves the right to accommodate open spaces within the Campus and provide for parking area for four/two wheelers.

(b)      Allotment of parking space will be at the sole discretion of the Lessor

(c) The Parking space allotted to Lessee shall be for use of its own vehicles or for its employees' vehicles. Visitors shall not be allowed to utilize the parking area without prior approval by Lessor.

(d) The Lessee shall avoid encroaching into parking areas allotted to other Lessees.

(e) Lessee shall avoid haphazard parking of vehicles so as to cause any damage to either person or property of the occupants of the Campus. Lessee covenants and agrees to indemnify Lessor and other Lessees for any liability or claims arising out of such haphazard, parking by the Lessee or its employees.

(f) Lessee understands and agrees that parking vehicles in the Campus will be at the sole responsibility of the owner of the vehicle. The Lessor shall not be responsible for any theft or damages or any other Liability arising out of parking of vehicles in the Campus.

(g) The Parking spaces for the two wheelers will be allotted on a proportionate basis for all the Lessees in the campus based on the space that is ear-marked for the two wheelers.

(h) No Drivers will be allowed to sit in a car or loiter around in cellar parking area

GTC-9:          SUSPENSION OF FACILITIES

(a) Lessor may suspend, delay or discontinue providing any of the facilities to be provided by Lessor under this Lease whenever necessary by reason of fire, storm, explosion, strike, lockout, labor dispute, casualty or accident, lack or failure of sources of supply of fuel (or inability in the exercise of reasonable diligence to obtain any required fuel), acts of God or the public enemy, riots, interference by civil or military authorities, compliance with the laws of the Government of India or with the laws, orders or regulations of any other governmental authority, or by reason of any other cause or emergency beyond Lessor's control or at the request of Lessee. Lessor shall arrange to restore the facilities as soon as practicable at the expense of the Lessor. In the event the Lessor fails to restore the facilities, the Lessee shall restore the same and the Lessor shall reimburse the expenses incurred by the Lessee for the same. In the event the Lessor fails to reimburse the expenses incurred by the Lessee then the Lessee shall be entitled to deduct the costs incurred for the said installation from the rent payable in the immediate following month(s).

(b) Lessor also reserves the right to temporarily suspend, delay or discontinue furnishing any of the facilities to be provided by Lessor under this Lease, without any liability to Lessee as a result thereof, for such inspections, cleaning, repairs, replacements, alterations, improvements or renewals as may, in the Lessor's reasonable judgment, be desirable or necessary to be made for enhancement of these facilities: provided,

/s/ Jayapal Reddy                                                /s/ Manoj Menon
         that such facilities shall not, to the extent reasonably feasible, be suspended for such purposes during Lessee's normal business hours or unless Lessor shall, to the extent reasonably possible under the circumstances, have given Lessee advance notice of any proposed suspension of facilities. Lessor shall arrange to restore facilities as soon as practicable at the expense of the Lessor.

                    RENTS, REIMBURSEMENTS, TERM & TERMINATION

GTC-10:         HOLDING OVER

If Lessee shall, without the prior written consent of Lessor, remain in the Demised Premises after the expiration of the term of this Lease, then Lessee shall become a Lessee by the month, subject to all of the terms and conditions of this Lease, at a monthly rental rate equal to two hundred percent (200%) of the greater of: (i) the then prevailing Rent agreed by Lessee to be paid as aforesaid, or (ii) the prevailing market rate for space comparable to the Demised Premises without taking into account any market rate Lessee concessions (in addition to all other sums, costs and fees otherwise due and payable hereunder). The said monthly tenancy shall commence with the first day next after the end of the term above described; and Lessee shall give to Lessor at least thirty (30) days, written notice of any intention to vacate the Demised Premises, and Lessee shall be entitled to thirty (30) days' written Notice to Vacate the Demised Premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant herein contained by Lessee, in which event Lessee shall not be entitled to any Notice to Vacate, the usual thirty (30) days' Notice to Vacate being hereby waived; provided, however, that in the event Lessee shall hold over after the expiration of the term hereby created, and if Lessor shall desire to regain possession of the Demised Premises promptly at the expiration of the term aforesaid, then at any time prior to Lessor's acceptance of Rent from Lessee as a monthly Lessee hereunder, Lessor may forthwith re-enter and take possession of the Demised Premises without process, or by any legal process in force. Lessee shall indemnify and hold harmless Lessor and its partners, and their respective officers, directors, agents and employees, from and against any and all claims, losses, actions, damages, liabilities and expenses (including reasonable attorneys' fees) resulting from Lessee's hold-over of possession of the Demised Premises (including claims of prospective Lessees of all or part of the Demised Premises).

GTC-11:         RENT

(a) The Rent as per Section 4 of the Lease Deed shall be payable in advance on or before the fifteenth (15th) day of each calendar month during the term of this lease. The electricity, water and maintenance charges shall also be paid on the same date.

(b) If the Lease Commencement Date occurs on a day other than on the tenth day of a month, rent from the Lease Commencement Date until the tenth day of the following

/s/ Jayapal Reddy                                                /s/ Manoj Menon

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         month shall be prorated at the rate of one-thirtieth (1/30) of the
         Rent, payable in advance on the Lease Commencement Date.

(c) The Rent and all Reimbursements shall be paid promptly when due, in Indian Rupees, without notice or demand and without deduction, diminution, abatement, counterclaim or set-off of any amount, other than withholding taxes as provided at sub-clause (b) above and credit for any excess Reimbursements as provided in this Exhibit. The Rent and the Reimbursements shall be paid to Lessor at the following address:
         Plot # 5, Software Units Layout, Madhapur, Hyderabad - 500 081, or at such other address or to such other person as Lessor may designate by adequate written notice to Lessee from time to time. If Lessor shall at any time accept Rent and/or Reimbursements after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute a waiver of Lessor's rights hereunder. If Lessee makes any payment to Lessor by cheque, the same shall be by cheque drawn by the Lessee only, and Lessor shall not be required to accept a cheque drawn by any other person. Any cheque received by Lessor shall be deemed received subject to collection.

GTC-12:         SURRENDER OF DEMISED PREMISES

Upon termination of this Lease by lapse of time or otherwise, Lessee shall surrender the Demised Premises to Lessor upon simultaneous refund of the Deposit, together with all permanent additions, alterations, improvements and installations thereto (including the Leasehold Improvements), in broom-clean condition and in good order and repair, except for ordinary wear and tear and damage which Lessee is not obligated to repair, failing which Lessor may restore Demised Premises to such condition at Lessee's expense. Provided however, and it is hereby expressly agreed and understood that if after the expiry or sooner determination of the Lease, the Lessor is unable for any reason whatsoever to refund the Deposit, Lessee shall be entitled to continue to use or occupy the Demised Premises without payment of any Rent or other charges until the Deposit is refunded. Upon such termination, Lessee's trade fixtures and furniture shall remain Lessee's property, and Lessee shall have the right prior to such termination to remove the same. Lessee shall promptly repair any damage caused by any such removal and shall restore the Demised Premises in good order and condition reasonable wear and tear exempted. Lessee shall surrender the Demised Premises to Lessor at the end of the Term without notice of any kind, and Lessee hereby waives all right to any such notice as may be provided under any present or future law.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

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                     RULES & REGULATION FOR USE OF PREMISES

GTC-l3:         USE OF PREMISES

(a) Lessee shall use and occupy the Demised Premises solely for general office purposes and training of personnel and uses incident thereto as permitted under applicable zoning regulations, and but for no other business or purpose.

(b) Lessee shall comply with all present and future laws, statutes, ordinances, regulations, and requirements of any and all governmental authorities and with the Rules and Regulations of Exhibit "D" hereof

(c) Lessee shall not conduct or permit to be conducted any activity or place any equipment in or about the Demised Premises and the Building Premises, which will increase the rate of insurance premiums thereon or that is prohibited by or causes a cancellation of any insurance policy; and if any increase in the rate of insurance is stated by any insurance company to be due to any activity or equipment in or about the Property and the Buildings, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment, and Lessee shall be liable for such increase and shall reimburse Lessor therefore, as Reimbursements, within ten (10) days of receipt of written notice.

(d) Except for ordinary supplies and materials reasonably related to Lessee's permitted uses set forth in Section 13(a) hereof, Lessee shall not cause or permit any Hazardous Materials (as defined in Exhibit "D"- Definitions) to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Demised Premises, the Building Premises, or other part of the Property or any portion thereof by Lessee, its agents, employees, sub Lessees, assignees, contractors, or invitees. Lessee agrees to indemnify, defend and hold Lessor and its officers, directors, agents, employees, advisors, attorneys and affiliates harmless from any and all claims, actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities, interest or losses, reasonable attorney's fees and expenses, consultant fees, and expert fees, costs of investigation, monitoring, cleanup, containment, restoration, removal or other remedial work, together with all other costs and expenses of any kind or nature that arise during or after the term of the Lease from any Hazardous Materials permitted by the Lessee on the Demised Premises pursuant to this Section 13(d) or from any breach of Lessee's obligations set forth in Section 13(c); provided that the foregoing indemnification shall not apply to any Hazardous Materials which another Lessee or Lessor or any of its agents, representatives or contractors brings, stores, uses, handles, generates, releases or disposes of in, on, under or about the Building Premises, the Land or any portion thereof.

(e) Lessee shall not commit or allow to be committed any waste upon the Demised Premises or elsewhere on the Property, or any public or private nuisance or other act

/s/ Jayapal Reddy                                                /s/ Manoj Menon
         or thing which disturbs the quiet enjoyment of Another Lessee, and Lessee shall not, without the prior written consent of Lessor, use any apparatus, machinery or device in or about the Demised Premises which will cause any substantial noise or vibration or fumes.

(f) Lessee shall, at its expense, keep the Demised Premises and all improvements, fixtures and other property contained therein in a neat, clean, safe and sanitary condition, and in good order and repair, reasonable wear and tear excepted, and will surrender the Demised Premises at the expiration, or other termination of the term of this Lease in good order and condition, ordinary wear and tear, and casualties and damages caused by the elements, fire and other insured casualty excepted.

GTC-14:         RULES & REGULATIONS

(a) Lessee, its employees, agents, invitees, contractors and subcontractors shall observe and strictly comply with the Rules and Regulations follows (but not limited to) and with such other and further reasonable roles and regulations as Lessor may, after notice to Lessee, from time to time adopt. Lessor shall exercise its best efforts to enforce said rules and regulations, to the extent applicable, and to enforce the terms, covenants or conditions in any other lease against any other Lessee; provided, however, that Lessor shall not be liable to Lessee for violation of the same by any other Lessee, its servants, employees, agents, invitees or licensees.

(a) Walking / trespassing through office spaces belonging to other occupants should be avoided.

(b) The common utility areas, i.e., electrical sub-station, DG Room and other utility areas, will be highly restricted areas. The Lessee shall reasonably ensure, its officers, directors, agents, employees, advisors, attorneys and affiliates should avoid unauthorized entry or access to such areas.

(c) The maintenance facilities provided by the Lessor are for the general maintenance of the Campus. The Lessee shall not utilize the maintenance facilities for any of its personal work.

(d) General rules and regulations for proper administration of the Campus shall be drafted from time to time on mutual consent.

GTC-15:         ASSIGNMENT AND SUBLETTING

Lessee shall not assign, sublease, transfer or encumber this Lease or the Demised Premises, or any part thereof to any third party except when sharing Demised Premises with its subsidiaries/affiliates or any entity belonging to the Lessee group of Companies in the field of Information Technology and/or Information Technology Enabled Services (ITES) with prior written approval of the Lessor

/s/ Jayapal Reddy                                                /s/ Manoj Menon

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GTC-16:         ALTERATIONS

(a) Lessee shall not make or permit anyone to make any alterations, additions, improvements, installations or other changes of a permanent or structural nature in or to the Demised Premises (collectively, "Alterations") without the prior written consent of Lessor in each and every instance. Failure of Lessee to obtain and comply with the terms and conditions of such consent shall constitute a default hereunder. If any Alterations are made without the prior written consent of Lessor, Lessor may correct or remove the same, and Lessee shall be liable for any and all expenses incurred by Lessor in this respect, as Reimbursements. However, this shall not restrict the Lessee from erecting temporary shelves, cupboards, fit -outs and carry out other minor changes/alterations in the Demised Premises without any prior permission from the Lessor to enable it to carry on its business more efficiently, without causing damage to the main structure of the building or the Demised Premises.

(b)      When performing any Alterations permitted under the provisions of
         Section 16(a) hereof, Lessee shall comply with the following conditions and shall undertake the following obligations. At least thirty (30) days before any Alterations work is done or any materials are delivered, Lessee shall provide Lessor with plans, specifications, names and addresses of all contractors and sub-contractors and copies of all contracts, necessary approvals and permits. All Alterations, improvements and installations shall conform with the requirement of all insurance policies of the parties hereto, and with all applicable laws, statutes, ordinances, regulations and rules of all governmental authorities. Lessee agrees to permit Lessor to supervise all such work, which shall be performed so as not to interfere with or impair the use and enjoyment of any portion of the Property used or occupied by Lessor or Another Lessee. Any Alterations by Lessee shall be at Lessee's sole cost and expense and shall be performed by properly licensed and bonded contractors approved by Lessor, which such approval shall not be unreasonably withheld, but shall be based upon such contractors' financial condition, experience and previous job performance. Any such contractors shall also be required to waive in writing any rights they may have to file any and all mechanic's and material-men's liens against the Demised Premises prior to commencing any work. Lessor or its agents shall be entitled to reimbursement of all expenses and costs in actuals that are spent in connection with any Alterations or work performed by Lessor or its agents at the request of Lessee. However, the above conditions shall not apply when the Lessee is constructing temporary fitouts as mentioned in Section 16 (a) above in the Demised Premises including the demised room.

(c) In the event any mechanic's or material-men's lien is filed against the Demised Premises and/or any other part of the Property for work claimed to have been done for, or materials claimed to have been furnished to the Lessee, such lien shall be discharged by Lessee within ten (10) days thereafter, at Lessee's sole cost and expense, by the payment thereof or by filing any bond required by law. If Lessee shall fail to discharge any such mechanic's or material-men's lien. Lessor may discharge the same and treat the cost thereof as Reimbursements payable with the monthly installment of rent next becoming due; provided that such discharge by Lessor shall not be deemed to waive or release the default, of Lessee in net

/s/ Jayapal Reddy                                                /s/ Manoj Menon
         discharging the same. Lessee promptly will indemnify and hold harmless Lessor from and against any and all claims, damages and expenses incurred by Lessor, arising from any liens placed against the Demised Premises, the Property, or any part thereof. This indemnity shall survive any termination or expiration of this Lease.

(d) All Alterations of a permanent and structural nature, (including, without limitation, the Lessor's Work), whether made by Lessor or Lessee, and whether at Lessor's or Lessee's, expense, or the joint expense of Lessor and Lessee, shall become and remain the property of Lessor. Any replacement of any property, fixtures or improvements of and on the Demised Premises, whether made at Lessee's expense or otherwise, shall be and remain the property of Lessor.

GTC-17:         CONDITION OF DEMISED PREMISES

Lessee acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Lessor with respect to the Demised Premises or the Properly with respect to the suitability thereof for the conduct of Lessee's business. The taking of possession of the Demised Premises BY Lessee shall conclusively establish that the Demised Premises are in satisfactory condition, order and repair.

GTC-18:         FURNITURE AND EQUIPMENT

Beyond the maximum weight of 350 kgs, per square meter, Lessor shall have the right to prescribe the weight, and method of installation and position of safes or other heavy fixtures or equipment and Lessee shall not install in the Demised Premises any fixtures, equipment or machinery that shall place a load upon the floor exceeding the floor load per square foot area which such floor was designed to carry. All damage done to the Demised Premises or the Property by taking in or removing a safe or any other article of Lessee's office freight, furniture, or equipment, or due to its being in the Demised Premises, shall be repaired at the expense of Lessee. No freight, furniture or other bulky matter beyond the maximum weight 350 kgs per square meter shall be received onto the Property or into the Demised Premises or carried in the elevators, except as approved by the Lessor. Moving of furniture and equipment beyond the maximum weight of 3.50 kgs per square meter shall be under the direct control and supervision of Lessor, who shall, however, not be responsible for any damage (unless caused by gross negligence or willful misconduct of Lessor, its agents or employees) to or charges for moving same. The Lessee shall use only the Fire Exit staircase for moving the furniture and equipment and removal of waste material.

GTC-19:         REPAIRS AND INSPECTION

(a) Lessor shall give prior written notice and upon receiving approval from Lessee permit Lessor, its employees, agents, contractors, and representatives, to enter the Property, the Building Premises, and the Demised Premises at reasonable times and in a reasonable manner to inspect and protect the same, and to make such alterations or

/s/ Jayapal Reddy                                                /s/ Manoj Menon
         repairs as Lessor may deem necessary, or to exhibit the same to prospective purchasers. In the event of an emergency, Lessor may enter the Property and any part thereof with a short notice and make whatever repairs are necessary to protect the same; provided, however, that Lessor is required and shall act carefully and reasonably when exercising any right of access to the Demised Property and ensure that any repairs or inspection undertaken by the Lessor shall not interfere with the business of the Lessee. The Lessor shall use reasonable efforts to minimize interference to Lessee's business when making repairs, but Lessor shall not be required to perform such repairs at a time other than during normal working hours. There shall be no abatement of Rent and no liability by reason of any injury or inconvenience to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Property, unless caused by the gross negligence or willful misconduct by Lessor, its agents or employees.

(b) Lessee shall take good care of the Demised Premises and the fixtures and appurtenances therein. Lessee shall, at its expense, repair all damage thereto and any fixtures and equipment therein and otherwise to the Property to Lessor's reasonable satisfaction caused directly or indirectly by Lessee, its employees, agents, invitees, licensees, sub-Lessees, or contractors. If Lessee fails to make such repairs, the same may be made by Lessor and the expense thereof shall be deemed Reimbursements due and payable by Lessee within fifteen (15) days after the sending of a statement thereof by Lessor to Lessee.

GTC-20:         LESSEE'S INSURANCE

During the term of the Lease, Lessee shall, at its expense, insure its own personal property in the Demised Premises.

GTC-21:         CHANGES TO BUILDING SYSTEMS/LESSEE EQUIPMENT

(a) The design, installation, operation, maintenance and repair of the fixtures and equipment installed in the Demised Premises whether by Lessee or by Lessor on behalf of Lessee, shall be the responsibility of Lessee, and Lessor shall have no obligation in connection therewith.

(b) Lessee shall not install any equipment of any kind or nature whatsoever in the Demised Premises which will or may necessitate any change, replacement or addition to, or in the use of, the electrical system, water system, heating system, plumbing system, air conditioning system, or any other system of the Building without first obtaining the prior written consent of the Lessor which consent shall not be unreasonably withheld.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

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GTC-22:         DAMAGE TO PROPERTY

All injury, breakage or damage to the Demised Premises, the Building Premises, the Property, or any part thereof caused by or arising from any willful negligence of Lessee, its agents, employees, contractors, servants, permitted sub Lessees or assignees, invitees, or licensees, or by persons or individuals making deliveries to or from the Demised Premises, shall be repaired by Lessee at the sole expense of Lessee. In the event that Lessee shall fail to do so, then Lessor shall have the right to make such necessary repairs, alterations and replacements (structural and nonstructural) and any cost incurred by Lessor shall be paid by Lessee as Reimbursements, payable with the installment of rent next becoming due under this Lease. This provision shall be construed as an additional remedy granted to Lessor and not in limitation of any other rights and remedies which Lessor may have in said circumstances.

GTC-23:         FIRE AND OTHER CASUALTY DAMAGE TO DEMISED PREMISES

If the Demised Premises shall be damaged by fire or other casualty Lessor shall as soon as practicable after such damage occurs taking into account the reasonable time necessary for inspection by concerned agency/authorities repair such damage at the expense of Lessor, and the Rent payable by Lessee hereunder shall be reduced in proportion to the gross floor area of the Demised Premises which is unusable by Lessee, as reasonably determined by Lessor, until such repairs are completed; provided, however, that Lessor shall only be required to repair or rebuild the Building Premises including the Demised Premises and Demised Room, however, the Lessor shall not bear the cost for repair of the fixtures and fittings installed by the Lessee in the Demised Premises including the Demised Room and provided further, that any policy of insurance maintained by the Lessor will not be invalidated in whole or in part by reason of such abatement of such damage which shall have been caused by Lessee or any of its agents, representatives, employees or invitees.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

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                                  MISCELLANEOUS

GTC-24:         THE LESSOR HEREBY COVENANTS WITH THE LESSEE THAT

(a) The Lessor has good title and is the absolute owner of the Demised Premises and it has the full right, absolute power and authority to deal with the Demised Premises and to grant a lease in respect of the Demised Premises upon such terms as it deems fit, free from all claims and encumbrances. In the event there being any defect or deficiency or inadequacy in the Lessor's right to execute this Lease, the Lessor undertakes to indemnify the Lessee against all consequences arising there from including damages, losses, costs or any other claims/actions, or proceedings by others in respect of quiet and peaceful use, occupation and possession of the Demised Premises.

(b) The Demised Premises can be used for general office purposes as a bonded area for an export oriented only unit in terms of the rules and regulations prevailing under the relevant Indian law.

(c) The Demised Premises is free from all encumbrances whatsoever and the Lessor has not entered into any similar agreement or arrangement with any person/persons for providing use and occupation of the Demised Premises to which the Lessee is entitled to under this Lease.

(d) The Lessor has paid and shall pay and discharge all existing and future taxes, rates, cesses, duties, charges, levies, fines, penalties, and other outgoings that may be levied, imposed or charged in respect of the Demised Premises and existing and future surcharges, and the Municipal Corporation tax. If there is any default in payment of taxes etc. the Lessee is entitled to make the payments and recover the same from the Lessor. Any such amount to be paid by the Lessee will be adjusted against the monthly Rent the Lessee has to pay to the Lessor as mentioned in Section 4 and GTC 11 of this Lease.

(e) The Lessor shall maintain the Demised Premises in good rentable condition and execute at its expense all structural repairs to the Demised Premises and maintain the Demised Premises in habitable condition for the use and enjoyment of the Lessee.

(f) In case of any legal problem pertaining to the Demised Premises or for using of same for office, the total liability will be that of the Lessor. If due to any such problem the Demised Premises or any part thereof cannot be used by the Lessee, then the Lessee will not be liable to make payment for the period the Demised Premises remained unused and/or shall have the exclusive right to terminate this Lease. However, such legal problem should not arise out of any act or omission on part of the Lessee. In that case the Lessor shall not have any liability whatsoever towards the Lessee.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

(g) The Lessor is free to dispose of or encumber its interest in the Demised Premises whether by way of sale, transfer, charge, mortgage, or otherwise, with prior intimation to the Lessee. In the event the Lessor disposes of or encumbers its interest in the Demised Premises in any manner whatsoever, the Lessor covenants to obtain an unconditional written acknowledgement, from the transferee/mortgagee/chargee, as the case may be to be bound by the terms and conditions of this Lease Deed. In the event of a transfer of the rights of the Lessor, the Lessor shall in addition obtain a written confirmation that the transferee shall fully assume the obligations and covenants herein on the part of the Lessor to be performed.

GTC-25:         WAIVER OF SUBROGATION; INDEMNITY

(a) Except as otherwise set forth in this Lease, Lessor and Lessee hereby release each other from any loss, damage or liability sustained, but only to the extent of any insurance proceeds actually received by the releasing party on account of any such loss, damage or liability. Such release shall be effective notwithstanding that any such loss, damage or liability arose out of the negligent or intentionally tortuous act or omission of the other party, its agents or employees; provided that such release shall be effective only with respect to any loss or damage occurring during such time as the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Both Lessor and Lessee shall include in their respective insurance policies a clause to such effect, and shall promptly notify the other in writing if such clause cannot be included in any such policy.

(b) The party committing the breach shall be responsible for, and shall indemnify and hold the other harmless from and against all liability arising out of any injury to or death of any person or loss of or damage to any property sustained or occurring in, on, or about the Demised Premises as a result of willful negligence of the party committing the breach. In the event the other party or its agents or employees shall, without fault on its part, be made a party to any litigation, the part committing the breach shall indemnify and hold the other party harmless from and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid in connection with such litigation. The party committing the breach shall promptly pay, satisfy and discharge any and all judgments, orders and decrees, which may be recovered against Lessor in connection with the foregoing.

(c) In the event of the Lessee incurring any liability arising out of GTC-13 of Exhibit 'A' (Use of Premises) or any activity on the Demised Premises, the Lessee shall indemnify the Lessor against any, or all, such liabilities which might be directed towards the Lessor arising out of Court Orders/ Government Notices/ any or all claims, actions by statutory authorities for such demised premises. In the event of such liability (Government Notices/ any or all claims, actions by statutory authorities) not being indemnified by the Lessee as provided in this Section, it would constitute a default by the Lessee and attract provisions of GTC-26 of Exhibit 'A' (Default of Lessee). In the event of the Lessor incurring any liability arising out of GTC-24 of Exhibit 'A' (Covenants of Lessor) or any other obligation of the Lessor under the

/s/ Jayapal Reddy                                                /s/ Manoj Menon

         Lease, the Lessor shall indemnify the Lessee against any, or all, such liabilities which might be directed towards the Lessee arising out of Court Orders/ Government Notices/ any or all claims, actions by statutory authorities for such Demised Premises. In the event of such liability (Government Notices/ any or all claims, actions by statutory authorities) not being indemnified by the Lessor as provided in this Section, it would constitute a breach by the Lessor and the Lessee shall be entitled to either recover the amounts by deducting it from the Rent and any such other amount payable or to terminate the Lease with immediate effect.

GTC-26:   DEFAULT OF LESSEE

(a) The following events shall be a default ("default") of Lessee under this Lease:

  (i) Failure of Lessee to pay when due Rent and any sums, charges, expenses and costs of any kind or nature identified in this Lease as Reimbursements, where such failure to pay shall continue for a period of ten (10) days the from the date the Rent/Reimbursements shall be due and payable: or

  (ii) Failure of Lessee to perform, observe, or comply with any term, covenant, condition, agreement or provision of this Lease to be performed, observed or complied with by Lessee, other than as set forth in GTC-26(a)(i) above, where such failure shall continue for a period of ten (10) days after written notice thereof has been delivered by Lessor to Lessee at the Demised Premises: or

  (iii) The taking of this Lease or the Demised Premises, or any part thereof, upon execution or by other process of law directed against Lessee, or upon or subject to any attachment at the instance of any creditor of or claimant against Lessee, which shall not be discharged or disposed of within thirty (30) days after the levy thereof: or

  (iv)   The involvement of Lessee in financial difficulties as evidenced by:
         (a) its admitting in writing its inability to pay its debts generally as they become due, or (b) its filing a petition in bankruptcy under the Provincial Insolvency Act (as now existing or in the future amended), or (c) its filing a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, or winding-up ("Other Bankruptcy Laws"), or (d) its making an assignment of all or a substantial part of its property for the benefit of its creditors, or
         (e) its seeking or consenting to or acquiescing in the appointment of a receiver or trustee for all or a substantial part of the Demised Premises, or (f) its being adjudicated a bankrupt or insolvent, or (g) the entry of a court order without its consent, which order shall not be vacated or stayed within thirty (30) days from the date of entry, approving a petition filed against it for an arrangement in bankruptcy.

(b) Upon occurrence of any of the default events set out in sub-clause (a). Lessor shall give Lessee a written notice of the nature of the default.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

(c) Upon receipt of the notice of default, the Lessee shall be entitled to remedy the default within a period of ten (10) days which shall be considered as the 'cure period' provided to the Lessee.

(d) Upon the expiry of the cure period as enumerated in the above section GTC 26 (c), the Lessor shall have the right then or at any time thereafter to give Lessee written notice of ten (10) days of Lessor's intent to terminate this lease. Lessee's right to possession of the demised premises shall cease and this lease shall thereupon terminate. Subject to the above, any notice to vacate or notice of Lessor's intention to re-enter is being hereby expressly waived by Lessee.

(e) The provisions of this Section GTC-26 of Exhibit 'A' shall apply notwithstanding the continued willingness and ability of Lessee to pay Rent and otherwise perform hereunder. The receipt by Lessor of payments of Rent, as such, accruing subsequent to the time of Lessee's default under this Section GTC-26(e) of Exhibit 'A' and before Lessor has actual notice of the occurrence of an event of default under this Section GTC-26(e) of Exhibit 'A' shall not be deemed & waiver by Lessor of the provisions of this Section.

(f) If Lessor terminates this Lease or enters and takes possession of the Demised Premises pursuant to GTC-26(d) of Exhibit 'A' above. Lessee shall remain liable (in addition to accrued liabilities) for adjusted Rent, Reimbursements and any other sums provided for in this Lease until the date of such termination.

(g) Lessee on behalf of itself and all persons claiming through Lessee, including all creditors, does hereby waive any and all rights and privileges, so far as is permitted by law, which Lessee and all such persons might otherwise have under any present or future law: (1) to the service of any notice of intention to reenter, (2) to reenter or repossess the Demised Premises.

(h) In the event of any breach or threatened breach by either party of any of the provisions contained in this Lease, the other party shall be entitled to enjoin such breach or threatened breach and to invoke any right or remedy allowed at law, equity or otherwise as if reentry, summary proceedings or other specific remedies were not provided in this Lease.

(i) All rights and remedies of the parties under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to the parties now or hereafter existing under law.

GTC-27:         WAIVER

If either party shall institute legal or administrative proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of rights hereunder. No waiver by the parties of any breach of any covenant, condition or agreement herein contained shall operate as invalidation or as a

/s/ Jayapal Reddy                                                /s/ Manoj Menon
continual waiver of such covenant, condition or agreement, or of any subsequent breach thereof.

GTC-28:         CONDEMNATION

(a) In the event that all of the Property is taken for any public or quasi-public use or purpose in eminent domain proceedings, or in the event the Property is conveyed to a governmental authority or other entity having the power of eminent domain ("condemning authority") in lieu of such proceedings, this Lease shall terminate upon the date when the possession shall be surrendered to said condemning authority. Any prepaid Rent attributable to periods after such termination date shall be refunded to Lessee. Lessee shall not be entitled to share in or receive any part of such condemnation award or payment in lieu thereof, the same being hereby assigned to Lessor by Lessee.

(b) In the event eminent domain proceedings shall be instituted in order to take a portion of the Property, so that the continued use and occupancy of the Demised Premises by Lessee will be substantially and materially impaired, Lessee may elect to terminate this Lease by giving Lessor, not less than ninety (90) days' notice of termination prior to a termination date specified in such notice, and any prepaid Rent attributable to periods after such termination date specified in such notice shall be refunded to Lessee. If Lessee does not so elect to terminate this Lease, this Lease shall be and remain in full force and effect for the balance of the Term, except that Rent shall be proportionately abated to the extent of any portion of the Demised Premises taken.

(c) Lessee shall not share in such condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change, the same being hereby assigned to Lessor by Lessee: provided, however, that nothing herein shall preclude Lessee from separately claiming and receiving from the condemning authority, if legally payable, compensation for the taking of Lessee's tangible property, for Lessee's removal and relocation costs and/or for Lessee's loss of business and/or business interruption.

GTC-29:         RIGHT OF LESSOR TO CURE LESSEE'S DEFAULT; LATE PAYMENTS

If Lessee fails to make any payment due hereunder, other than Rent, or fails to perform any act herein required to be performed by Lessee, then after thirty
(30) days notice from Lessor. Lessor may, but shall not be required to make such payments or perform such act, and the amount of the expense thereof with interest at the rate of eighteen percent (18%) per annum accruing from the date paid by Lessor, shall be paid by Lessee to Lessor, as Reimbursements hereunder due and payable with the next monthly installment of Rent; but the making of such payment or the performing of such act by Lessor shall not operate to cure such default or to stop Lessor from the pursuit of any remedy to which Lessor would otherwise be entitled.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

GTC-30:         NO REPRESENTATION BY LESSOR

Neither lessor nor any agent or employee of lessor has made any representation, warranty, or promise with respect to the demised premises, the buildings, or the property except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to lessee except as herein set forth.

GTC-31:         BROKERS

Lessor shall indemnify and hold lessee harmless, and lessee shall indemnify and hold lessor harmless, from and against any claim for brokerage services relating to this lease.

GTC-32:         NOTICES

All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered personally and evidenced by a receipt signed by the party receiving such notice or sent by prepaid recognized international courier service, if sent internationally, or by recognized domestic courier service or certified or registered mail, return receipt requested, first class postage prepaid, if sent domestically: (a) if to Lessor, Plot No. 5, Software Units Layout, Madhapur, Serilingampally Municipality, RR District, and (b) if to Lessee, at the Demised Premises and at the registered office address at A-1 Technology Park, MIDC, Talwade, Pune 412114 unless notice of a change of address is given pursuant to the provisions of this Section. Such notices shall be deemed given as of the date received, or the date such notices would have been received but for the addressee's refusal thereof.

GTC-33:         FINANCING REQUIREMENTS

In the event that any bank, insurance company, or other financial institution providing mortgage financing for the Property or any part thereof at any time requires, as a condition of such financing, that modification to this Lease be obtained, and provided that such modifications (a) are reasonable, (b) do not affect Lessee's use of the Demised Premises as herein permitted or the term of the Lease, and (c) do not increase the rentals and other sums required to be paid by Lessee hereunder, then Lessor shall submit such required modifications to Lessee, and Lessee shall execute an amendment hereto incorporating such modifications within fifteen (15) days after the same has been submitted to Lessee However, if the Lessee fails to execute such an amendment or unreasonably withheld, then Lessor shall have the right to terminate this Lease, by giving Lessee written notice of such termination, and Lessor shall thereupon be relieved from any further obligations hereunder

GTC-34:         PEACEFUL ENJOYMENT OF DEMISED PREMISES

Lessor covenants that it has the right to make this Lease, and that if Lessee shall pay the rental and perform all of Lessee's obligations under this Lease, Lessee shall, during the term hereof, freely, peaceably and quietly occupy and enjoy the Demised Premises without molestation or hindrance by Lessor or any party claiming through or under Lessor, subject, however, to all provisions of this Lease.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

GTC-35:         SUCCESSORS AND ASSIGNS

Subject to the provisions of GTC-15 above, the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest and assigns; provided, however, that Lessor, its successors and assigns shall be obligated to perform Lessor's agreements and covenants under this Lease only during and in respect of their respective successive periods as Lessor during the Term. Lessor may freely and fully assign its interest hereunder.

GTC-36:         NAME OF PROPERTY

Lessor shall have the right to change the name of the Property, the Buildings, and any part thereof, during the Term or any extension thereof and shall have no obligation for any loss or damage to Lessee by reason thereof.

GTC-37:         SIGNS

Lessor and Lessee have agreed that signs relating to Lessee's business and occupancy of the Demised Premises may be installed and maintained on the Property at Lessee's expense as mutually agreed upon in writing by both parties. All signs shall be installed and maintained by Lessee in compliance with all applicable laws, statutes, ordinances, rules and agencies. Lessee shall pay all expenses, and all license and permit fees relating to the installation and maintenance of authorized signs, and shall pay all expenses of removal and costs of repairs resulting there from.

GTC-38:         ENTIRE AGREEMENT/SURVIVAL

This Lease, together with the Exhibits and any Addenda attached hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease and Exhibits and Addenda, shall be of any force or effect. This Lease Deed shall supercede all prior deeds, agreements, communications both written and oral between the parties. This Lease may not be modified or terminated by Lessee, other than by an agreement in writing signed by both parties hereto.

GTC-39:         APPLICABLE LAWS

This Lease shall be governed by and construed in accordance with the laws of India.

GTC-40:         EXONERATION

It is agreed, covenanted and understood by lessee that all of the covenants, undertakings, obligations and agreements of lessor herein are made solely on behalf of lessor and that lessee shall have recourse against only its interest in the property, for the recovery of any

/s/ Jayapal Reddy                                                /s/ Manoj Menon
damages resulting from the failure of lessor to perform any covenant, understanding, obligation and agreement of lessor herein. Lessee also covenants and agree that no personal liability or responsibility is assured by, nor shall at any time be asserted or enforceable against, any present or future officers of lessor or its agents on account of any covenant, undertaking, obligation or agreement contained herein, all such personal liability and responsibility, if any, being expressly waived and released.

GTC-41:         PARTIAL INVALIDITY

If any provision of this Lease of the application thereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the full extent permitted by law.

GTC-42:         ARBITRATION

In the event of any dispute, claim or controversy arising out of or relating to this Lease, the parties agree that the matter will be first referred to one or more executive officers (or the equivalent) of each party to attempt a mutually agreeable resolution. If the executive officers do not reach a mutually agreeable resolution within thirty (30) days of such referral of the matter to them, the parties shall seek arbitration of such dispute, claim or controversy as follows:

The dispute, claim or controversy between the parties relating to this Lease shall be referred to a panel of three arbitrators, one to be appointed by the Lessor, one to be appointed by the Lessee and the two arbitrators so appointed shall on their entering upon reference appoint a Presiding Arbitrator and the majority decision of the arbitral panel shall be final and binding on the parties. The arbitration shall be conducted in accordance with the Arbitration and Conciliation Act, 1996 and the venue of arbitration shall be at Hyderabad. All the rights and obligations of Lessee and Lessor will continue during the period of arbitration.

GTC-43:         PRONOUNS

Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place in which the context may require such substitution.

GTC-44:         CAPTIONS AND SECTION NUMBERS

The captions, section numbers and index appearing in this Lease and the attached exhibits are for convenience of reference only, and shall not be deemed to define, limit, describe, explain, modify or amplify the interpretation or construction of any provision of this Lease.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

GTC-45:         RECORDING

Lessee shall not record this Lease or any short-term or memorandum thereof, without the prior written consent of Lessor.

GTC-46:         TIME OF THE ESSENCE

Time is of the essence in the performance of each of the parties obligations under this Lease.

GTC-47:         STAMP DUTY, REGISTRATION CHARGES AND OTHER EXPENSES

The stamp duty, registration charges and all other expenses in respect of this Lease Agreement and any amendment thereof shall be borne and paid by the Lease.

GTC-48:         NO PARTNERSHIP

Nothing contained in this Lease along with the exhibits shall be deemed or construed to create a partnership or joint venture of or between Lessor and Lessee, or to create any relationship between the parties hereto other than that of Lessor and Lessee.

GTC-49:         LESSEE'S AUTHORITY

Lessee shall concurrently with the signing of this Lease, furnish to Lessor certified copies of the resolutions of its board of directors (or of the executive committee of its board of directors) authorizing Lessee to enter into this Lease; and it shall furnish to Lessor evidence (reasonably satisfactory to Lessor and its counsel) that Lessee is a duly organized corporation under the laws of the state of its incorporation, is qualified to do business in India is in good standing under the laws of the place of its incorporation and the Lessee has the power and authority to enter into this Lease, and that all corporate action requisite to authorize Lessee to enter into this Lease has been duly taken. Lessee shall also furnish evidence to Lessor (which such evidence shall be reasonably satisfactory to Lessor and its counsel) that the person or persons executing this Lease on behalf of Lessee is an officer or are officers of the Lessee, and that such person or persons as such officers were duly authorized to sign and execute this Lease.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

                                   EXHIBIT "B"

                                       TO

                               LEASE DEED BETWEEN

                       JVP SOFT PRIVATE LIMITED. (Lessor)

                                       AND

                KANBAY SOFTWARE (INDIA) PRIVATE LIMITED (Lessee)

                                BUILDING PREMISES

The Building Premises, housing the demised premises shall be on the extent of area land admeasuring 7264.84 square yards situated on Plot # 5, JVP Soft Private Limited, Software Units Layout, in Survey no. 64/2, Madhapur Village, Serilingampalli Mandal Hyderabad being butted and bounded by :

North : Land Belonging to APIIC Limited;

South : 18 meter wide existing Road;

East  : Open Space (greenery)of APIIC;

West  : Plot No. 4 of Softsol India Limited;

                                DEMISED PREMISES

ALL THAT piece and parcel of portion of office space including the proportionate common area admeasuring 14,530 square foot of super built up area on the first floor (South Side-Block A) of the Building Premises described above.

                                  DEMISED ROOM

ALL THAT piece and parcel of portion of the Demised Premises admeasuring 650 (six hundred and fifty) square foot of super built up area on the First floor (South Side-Block A) of the Building Premises described above.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

                                   EXHIBIT "C"

                                       TO
                               LEASE DEED BETWEEN

                           JVP SOFT (P) LTD. (Lessor)
                                       AND
                 KANBAY SOFTWARE (INDIA) PVT. LIMITED (Lessee)

                        OPERATING (MAINTENANCE) EXPENSES

(a) The Lessee shall pay the maintenance charges for the said facilities and amenities in proportion to the chargeable area i.e. the area admeasuring 14,530 square feet of the Demised Premises. However the Lessee shall not be liable to pay the maintenance charges till 15th March 2004. The Lessee shall pay the maintenance charges at the rate of Re. 1.00 (Rupee one only) per square foot of chargeable area of the Demised premises per month for a period of 6 (six) months commencing from 16th March 2004 and at the rate of Rs. 2.00 (Rupees two only) per square foot of chargeable area i.e. the area admeasuring 14,530 square feet of the Demised Premises per month, commencing from 16th September 2004 till the Expiration Date of this Lease In the event the Lessee continues after the Expiration Date of this Lease, the Lessee shall pay the maintenance charges at the rate of Rs. 3.00 (Rupees three only) per square foot per month upto 15th March 2006. However the increase in the maintenance charges will not be applicable in the event, the Lessee continues to remain in possession of the Demised Premises only for 3 (three months) alter the Expiration Date of this Lease. The enhanced maintenance charges will be applicable from the lst (first) month after the Expiration Date of this Lease retrospectively in the event the period of Lease. extends beyond 3 (three) months from the Expiration Date of this Lease.

(b) The Lessee shall pay the monthly maintenance fees simultaneously with the lease rent In advance on or before the 15th day of each Lease month for which it is due. The Lessor to bear and pay the maintenance charges over and above the rates mentioned above in respect of the Demised Premises.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

                                   EXHIBIT "D"

                                       TO
                               LEASE DEED BETWEEN

                           JVP SOFT (P) LTD. (Lessor)
                                       AND
                    KANBAY SOFTWARE (INDIA) PVT. LTD (Lessee)

                                   DEFINITIONS

As used in the Master Lease between JVP SOFT (P) LTD as Lessor, and KANBAY SOFTWARE (INDIA) PVT. LTD as Lessee, the capitalized terms have the following meanings:

"ALTERATIONS" shall have the meaning ascribed thereto in GTC-18(a) of Exhibit
'A'

"ANOTHER LESSEE" shall mean any person or entity leasing and/or occupying a portion of the Land or one or more of the Buildings or portions thereof

"APPLICABLE LAW" shall mean all local, state, and federal statutes, acts, codes, ordinances, rules, regulations, or orders applicable to the Property or any portion thereof or the conduct of Lessee's business, as the case may be.

"BASE RENT" shall mean rent at an annual rate equal to Rs. /Sft. multiplied by the square feet area of the rentable space in the Buildings.

"BUILDING PREMISES" shall mean as assigned to it in Exhibit C annexed to the Lease Deed

"COMMON AREA MAINTENANCE" shall mean the common area maintenance to be provided by Lessor with respect to the areas of the Property that are not a part of the Demised Premises or in space for the exclusive use and occupancy of Another Lessee.

"DEMISED PREMISES": shall mean as assigned to it in Exhibit C annexed to the Lease Deed.

"DEMISED ROOM": shall mean as explained in section 2(c) of the Lease Deed and morefully described in Exhibit C annexed to the Lease Deed.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

"OPERATING AND MAINTENANCE EXPENSES AND IMPOSITIONS" shall have the meaning ascribed thereto in Section 6(a) of Lease Deed.

"HAZARDOUS MATERIALS" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Andhra Pradesh, Municipality of Seriliugampally or the Government of India including without limitation, any material or substance which is (i) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," or "hazardous material" under any applicable federal, state or local law or administrative code promulgated thereunder, (ii) petroleum or any derivative thereof (iii) asbestos,
(iv) PCB'S, OR (V) LEAD

"IMPOSITIONS" shall mean and include: (i) all personal property owned by Lessor and used in the maintenance and operation of the Property; (ii) real estate taxes and assessments, general or special, imposed on the Property; (iii) any taxes, excises and levies in addition thereto or in substitution thereof imposed by reason of the ownership leasing, operation or occupancy of the Property, and incurred by Lessor, any tax against Lessor on rent from the Property (excluding
(x) all federal, state, municipal or other local income and excess profits taxes, and (y) all franchise, capital stock, estate and inheritance taxes), and license, inspection and permit fees including costs and expenses incurred by Lessor in connection with any contest or appeal of the amount thereof; (iv) any water service assessments and/or sewer rents which may be assessed, levied confirmed, or imposed on or in respect of the Property; (v) service charges with respect to police protection, fire protection, street and highway construction, maintenance and lighting, sanitation and water supply; (vi) any fines, penalties and other similar or like governmental charges applicable to the foregoing, together with any interest or costs with respect to the foregoing; and (vii) any other governmental levies, fees, rents, assessments, taxes and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, together with any fines and penalties and any interest or costs with respect thereto.

"LAND" shall mean the real property described on Exhibit "C" attached hereto.

"LEASE COMMENCEMENT DATE", shall mean the Date of occupation or the Date of the Lease Agreement whichever is earlier.

"OPERATING EXPENSES" shall have the meaning ascribed thereto in Section 6(a).

"OPERATING AND MAINTENANCE EXPENSES" shall mean those expenses and impositions relating to the operation and maintenance of the Property as set forth on Exhibit 'D' attached hereto.

"PROPERTY" shall mean the Land, Buildings, Site Improvements and all other structures, facilities and equipment thereon that is not the property of Lessee.

/s/ Jayapal Reddy                                                /s/ Manoj Menon

"PARTY" shall mean the Lessor and/or the Lessee in the singular as the context might require

"PARTIES" shall mean the Lessor and the Lessee together as the context might require

"RENT" shall have the meaning ascribed thereto in GTC-l1 of Exhibit 'A'.

"SECURITY SERVICES" shall mean the security facilities and amenities described on Exhibit "A".

"SHARED OFFICE" shall have a meaning of other Lessees sharing the premises and common areas.

"TERM" shall have the meaning ascribed thereto in Section 3.

/s/ Jayapal Reddy                                                /s/ Manoj Menon